UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	August 9, 2005

SOUTHERN CONNECTICUT BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	0-49784	06-1609692
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 Church Street, New Haven, CT	06510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(203) 782-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On August 9, 2005, the Board of Directors of Southern Connecticut Bancorp, Inc. (“Bancorp”) amended and restated the code of ethics originally adopted by Bancorp’s Board of Directors for the sole purpose of making technical amendments thereto.

The Restated Code of Conduct and Ethics of Southern Connecticut Bancorp, Inc. is applicable to Bancorp’s directors, officers and employees and complies with the definition of a “code of ethics” as set forth in Item 406 of Regulation S-B of the Securities and Exchange Commission. The Restated Code of Conduct and Ethics of Southern Connecticut Bancorp, Inc. is publicly available on Bancorp’s website, www.scbancorp.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CONNECTICUT BANCORP, INC.

By: /s/ Michael M. Ciaburri
Name:	Michael M. Ciaburri
Title:	Director, President & Chief Operating Officer

Date: August 15, 2005